Seacoast Announces Agreement to Acquire Professional Holding Corp.

Accelerates Seacoast’s Successful Strategy of Expanding its Presence in the Attractive South Florida Market

STUART, FLA., August 8, 2022 -- Seacoast Banking Corporation of Florida (“Seacoast”) (NASDAQ: SBCF), the holding company for Seacoast National Bank (“Seacoast Bank”), and Professional Holding Corp. ("Professional”) (NASDAQ: PFHD), parent company of Professional Bank, announced today that they have signed a definitive agreement under which Seacoast will acquire Professional. The proposed transaction will expand Seacoast’s footprint in the dynamic tri-county South Florida market, which includes Miami-Dade, Broward, and Palm Beach counties, the largest MSA in Florida and the eighth largest in the nation.

Professional Bank, the sixth largest bank headquartered in South Florida, operates nine branches across Miami-Dade, Broward and Palm Beach counties, with deposits of approximately $2.4 billion and loans of $2.0 billion as of June 30, 2022. The proposed transaction is a natural continuation of Seacoast’s M&A strategy, adding a premier franchise in one of Florida’s fastest-growing markets.

“Professional Bank will be a strong addition to Seacoast’s breadth of offerings, accelerating our growth strategy and expanding our presence in the attractive South Florida market. With the combined scale, we will bring to market a larger balance sheet, a greater digital product set and the resources to become South Florida’s most competitive community bank,” said Charles Shaffer, Seacoast's Chairman and CEO. “This transaction is expected to be the most accretive in Seacoast’s nearly 100-year history, with reasonable earnback on tangible book value dilution of 2.3 years. We look forward to welcoming Professional’s employees and customers to the Seacoast franchise.”

“Professional Bank and Seacoast have closely aligned cultures with shared business values that are focused on maintaining disciplined underwriting and a strict credit culture,” said Abel Iglesias, President and CEO of Professional Holding Corp. “Importantly, when considering Seacoast’s pending transaction with Apollo, this acquisition will join together three customer-focused and service-oriented banks with a focus on getting business accomplished efficiently. We are thrilled to join the Seacoast franchise and together become a major presence as one of South Florida’s largest community banks.”

Following the acquisition, Mr. Iglesias will join Seacoast, serving as Miami-Dade Regional President.

The proposed transaction exemplifies Seacoast’s strategy of entry into and consolidation within attractive growth markets, low concentration risks, and ease of execution that does not distract from its organic strategy. Seacoast expects the transaction to be 11.8% accretive to earnings per share in 2023, and 15.4% in 2024, with modest dilution of tangible book value per share that will be earned back in 2.3 years.

Transaction Details

Under the terms of the acquisition agreement, Professional shareholders are to receive 0.8909 shares of Seacoast common stock for each share of Professional common stock. The exchange ratio for the transaction is fixed, which means that the transaction value will fluctuate as a result of changes in Seacoast’s stock price.

Based on Seacoast’s closing price of $36.75 per share, as of August 5, 2022, the transaction is valued at approximately $488.6 million.

Closing of the transaction is expected in the first quarter of 2023, following receipt of approvals from regulatory authorities, required shareholder approvals, and the satisfaction of other customary closing conditions. Following completion of the transaction and system integrations, Professional Bank will operate as Seacoast Bank.

Advisors

Piper Sandler & Co. served as financial advisor and Alston & Bird LLP served as legal counsel to Seacoast. Stephens Inc. served as financial advisor and The Gunster Law Firm served as legal counsel to Professional.

Investor Conference Call
Seacoast will host a conference call on August 8, 2022 at 10:00 a.m. (Eastern Time) to discuss the transaction. Investors may call in (toll-free) by dialing (866) 374-5140 (passcode: 8792 9905#; host: Charles Shaffer). Slides will be used during the conference call and may be accessed at Seacoast’s website at www.SeacoastBanking.com by selecting “Presentations” under the heading “News/Events.” A replay of the call will be available for one month, beginning late afternoon of August 8th, and can be accessed via a link at www.SeacoastBanking.com under the heading “Corporate Information,” using the passcode EV00136654.
About Seacoast Banking Corporation of Florida (NASDAQ: SBCF)
Seacoast Banking Corporation of Florida (NASDAQ: SBCF) is one of the largest community banks headquartered in Florida with approximately $10.8 billion in assets and $9.2 billion in deposits as of June 30, 2022. Seacoast provides integrated financial services including commercial and consumer banking, wealth management, and mortgage services to customers at over 50 full-service branches across Florida, and through advanced mobile and online banking solutions. Seacoast National Bank is the wholly-owned subsidiary bank of Seacoast Banking Corporation of Florida. For more information about Seacoast, visit www.SeacoastBanking.com.
Important Information for Investors and Shareholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Seacoast will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement of Professional and a prospectus of Seacoast, and Seacoast will file other documents with the SEC with respect to the proposed merger. A definitive proxy statement/prospectus will be mailed to shareholders of Professional.

Seacoast has filed a registration statement on Form S-4 with the SEC in connection with the proposed merger of Apollo Bancshares, Inc. and Apollo Bank with and into Seacoast and Seacoast National Bank, respectively. Seacoast has also filed a registration statement on Form S-4 with the SEC in connection with the proposed merger of Drummond Banking Company and Drummond Community Bank with and into Seacoast and Seacoast National Bank, respectively. The registration statements in connection with the mergers include a proxy statement of Apollo Bancshares, Inc., Apollo Bank and Drummond Banking Company, respectively, and a prospectus of Seacoast. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

WE URGE INVESTORS TO READ THE PROXY STATEMENTS/PROSPECTUSES AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGERS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS/PROSPECTUSES BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors may obtain (when available) these documents free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by Seacoast will be available free of charge by contacting Investor Relations at (772) 288-6085.

Seacoast, Apollo, Drummond, Professional, their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed mergers with and into Seacoast and Seacoast National Bank. Information regarding the participants in the proxy solicitations of each entity and a description of each entity’s direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC.

Cautionary Notice Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in Seacoast’s markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that the Company has acquired, or expects to acquire, including Apollo Bancshares, Inc., Drummond Banking Company and Professional Holding Corp., as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and any variants thereof and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect the Company to update any forward-looking statements.

All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through the use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; the adverse impact of COVID-19 (economic and otherwise) on the Company and its customers, counterparties, employees, and third-party service providers, and the adverse impacts to our business, financial position, results of operations and prospects; government or regulatory responses to the COVID-19 pandemic; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes, including those that impact the money supply and inflation; changes in accounting policies, rules and practices, including the impact of the adoption of the current expected credit losses (“CECL”) methodology; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities, loans and debt; changes in borrower credit risks and payment behaviors including as a result of the financial impact of COVID-19; changes in retail distribution strategies, customer preferences and behavior (including as a result of economic factors); changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect Seacoast or the banking industry; the Company’s concentration in commercial real estate loans and in real estate collateral in Florida; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions and realize expected revenues and revenue synergies; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the Company’s ability to identify and address increased cybersecurity risks, including as a result of employees working remotely; inability of Seacoast’s risk management framework to manage risks associated with the Company’s business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms, including the impact of supply chain disruptions; reduction in or the termination of Seacoast’s ability to use the online- or mobile-based platform that is critical to the Company’s business growth strategy; the effects of war or other conflicts, including the impacts related to or resulting from Russia’s military action in Ukraine, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving the Company, including as a result of the Company’s participation in the Paycheck Protection Program (“PPP”); Seacoast’s ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company’s operations and tax planning strategies are less than currently estimated and sales of capital stock could trigger a reduction in the amount of net operating loss carryforwards that the Company may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company’s market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible credit losses.

The risks relating to the proposed Apollo Bancshares, Inc., Drummond Banking Company, and Professional Holding Corp. mergers include, without limitation, failure to obtain the approval of shareholders of Apollo Bancshares, Inc., Apollo Bank, Drummond Banking Company and Professional Holding Corp. in connection with the mergers; the timing to consummate the proposed mergers; the risk that a condition to the closing of the proposed mergers may not be satisfied; the risk that regulatory approvals that may be required for the proposed mergers are not obtained or are obtained subject to conditions that are not anticipated; the parties' ability to achieve the synergies and value creation contemplated by the proposed mergers; the Company’s ability to promptly and effectively integrate the businesses, including unexpected transaction costs, the costs of integrating operations, severance, professional fees and other expenses; the diversion of management time on issues related to the mergers; the failure to consummate or any delay in consummating the mergers for other reasons; changes in laws or regulations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers and employees by competitors; and the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2021 under "Special Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors", and otherwise in the Company’s SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov.

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CONTACTS:
Jordan Fisher
seacoastbankmedia@edelman.com

Mike Sontag
General Counsel, Professional Holding Corp.
ir@proholdco.com